UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 5, 2014 (May 1, 2014)

Tractor Supply Company
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-23314	13-3139732
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Powell Place, Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	(615) 440-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2014 Annual Meeting of Stockholders of Tractor Supply Company (the “Company”) was held on May 1, 2014.  At the meeting, the stockholders elected each of the Company’s nominees for director to serve until the next annual meeting of stockholders and until such director’s successor is duly elected and qualified. In addition, at the meeting, the stockholders approved an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from two hundred million (200,000,000) to four hundred million (400,000,000), re-approved the material terms of the performance goals under the 2009 Stock Incentive Plan, ratified the reappointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 27, 2014, and voted in favor of the compensation of the named executive officers of the Company, on an advisory and non-binding basis.

The voting results of the director elections, charter amendment proposal, re-approval of the material terms of the performance goals under the 2009 Stock Incentive Plan, ratification of the reappointment of Ernst & Young LLP, and advisory vote on the compensation of the named executive officers, which were described in more detail in the definitive proxy statement relating to the 2014 Annual Meeting of Stockholders that the Company filed with the Securities and Exchange Commission on March 19, 2014, are set forth below.

(1)           Each director was elected by the following tabulation:

	For	Withheld	Broker Non-Votes
Cynthia T. Jamison	108,926,079	1,670,562	12,722,129
Johnston C. Adams	109,570,589	1,026,052	12,722,129
Peter D. Bewley	109,511,909	1,084,732	12,722,129
Jack C. Bingleman	109,559,398	1,037,243	12,722,129
Richard W. Frost	109,510,274	1,086,367	12,722,129
George MacKenzie	109,527,723	1,068,918	12,722,129
Edna K. Morris	109,514,102	1,082,539	12,722,129
Gregory A. Sandfort	109,572,212	1,024,429	12,722,129
Mark J. Weikel	109,527,457	1,069,184	12,722,129

(2)           The amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from two hundred million (200,000,000) to four hundred million (400,000,000) was approved as follows:

For	Against	Abstain
119,143,933	3,452,429	722,408

(3)           Re-approval of the material terms of the performance goals under our 2009 Stock Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code was approved as follows:

For	Against	Abstain	Broker Non-Votes
108,059,465	2,119,460	417,716	12,722,129

(4)           Ratification of the reappointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 27, 2014 was approved by the following tabulation:

For	Withheld	Abstain
121,574,835	1,209,059	534,876

(5)           The compensation of the named executive officers of the Company was approved, on an advisory and non-binding basis by the following tabulation:

For	Against	Abstain	Broker Non-Votes
107,988,356	1,563,728	1,044,557	12,722,129

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tractor Supply Company

May 5, 2014	By:	/s/ Anthony F. Crudele
Name: Anthony F. Crudele
Title: Executive Vice President - Chief Financial Officer and Treasurer